EXHIBIT 10.10
                                  -------------

                                 LOAN AGREEMENT


WHEREAS, In Store Media Systems, Inc. ("ISMSI"), a Nevada corporation, needs One Hundred Eighty Thousand and 00/100 dollars ($180,000.00) to meet certain short term obligations, and;

WHEREAS, PLDLC Family Limited Partnership ("PLDLC") is willing to lend that sum of money to ISMSI subject to certain terms and conditions;

NOW THEREFORE, PLDLC is willing to lend One Hundred Eighty Thousand and 00/100 dollars ($180,000.00) ("the Funds") to ISMSI under the following terms and conditions:

         1. The Funds provided by PLDLC shall be in the form of a PLDLC check made payable to ISMSI.

         2. ISMSI shall have complete discretion concerning the use of the Funds.

         3. An officer of ISMSI who is authorized to represent and bind ISMSI in respect to financial transactions shall execute the enclosed Promissory Note (the "Note") agreeing to repay the Note upon closing a stock purchase agreement in the amount of Two Hundred Thousand and 00/100 ($200,000) dollars or on December 31st, 2000 unless extended pursuant to its terms.

         4. Interest shall accrue monthly during the term of the Note at an annualized rate of 9.50%.



Agreed this 8th day of November, 2000





For In Store Media Systems, Inc.               For PLDLC Family Ltd. Partnership
15423 East Batavia Drive                       Donald P. Uhl, General Partner
Aurora, CO  80011                              2790A Riverwalk Circle
                                               Littleton, CO  80123

/S/ Robert L. Cohen                            /S/ Donald P. Uhl
----------------------------------------       ---------------------------
Robert L. Cohen                                Donald P. Uhl
Vice President / Chief Financial Officer

                                 PROMISSORY NOTE


In Store Media Systems, Inc. ("ISMSI") a Nevada corporation located at 15423 East Batavia Drive, Aurora, Colorado, 80011 does hereby acknowledge receipt of One Hundred Eighty Thousand and 00/100 dollars ($180,000.00) which is a loan from PLDLC Family Ltd. Partnership ("PLDLC") whose address is 2760A West Riverwalk Circle, Littleton Colorado 80123 and does promise to repay PLDLC the principal amount, plus interest computed at an annual rate of 9.50% accrued on a monthly basis, upon receipt of funds in excess of One Hundred Sixty Thousand and 00/100 dollars or on December 31, 2000, whichever comes first.

PLDLC may, at his sole discretion, extend the term for repayment in increments of 30 days and interest shall continue to accrue at the specified rate during any such extension.

In the event that ISMSI does not pay the Note and accrued interest as specified above, ISMSI agrees to pay default interest at the rate of one and one-half percent per month from the date of the maturity of the Note until it is paid in full, and to pay the reasonable costs of collection and attorney's fees.



Signed this 8th day of November, 2000.




/S/ Robert L. Cohen
----------------------------
Robert L. Cohen
Chief Financial Officer

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

                                 PROMISSORY NOTE
                               EXTENSION AGREEMENT



Pursuant to the Promissory Note ("Note") dated November 8, 2000, In Store Media Systems Inc. ("ISMSI") a Nevada corporation located at 15423 East Batavia Drive, Aurora, Colorado, 80011 does hereby acknowledge receipt of One Hundred Eighty Thousand and 00/100 dollars ($180,000.00) which is a loan from PLDLC Family Limited Partnership ("PLDLC") whose address is 2760A West Riverwalk Circle, Littleton Colorado 80123.

WHEREAS, ISMSI does promise to repay PLDLC the principal amount, plus interest computed at an annual rate of 9.50% accrued on a monthly basis, upon closing a Stock Purchase Agreement in the amount of Two Hundred Thousand and 00/100 ($200,000) Dollars or on December 31, 2000, whichever comes first and;

WHEREAS, PLDLC may, at its sole discretion, extend the term for repayment in increments of 30 days and interest shall continue to accrue at the specified rate during any such extension.

NOW THEREFORE, PLDLC agrees to extend the due date of the Note plus all accrued interest to March 1, 2001, or until a Stock Purchase Agreement is closed, whichever comes first. In addition, the Note shall continue to accrue interest in accordance with the original terms of the Note through February 28, 2001.

In the event that ISMSI does not pay the Note and accrued interest as specified above, ISMSI agrees to pay default interest at the rate of one and one-half percent per month from the date of the maturity of the Note until it is paid in full, and to pay the reasonable costs of collection and attorney's fees.

Agreed this 1st day of February, 2001.

For In Store Media Systems               For PLDLC Family Limited Partnership
15423 E. Batavia Dr.                     Donald P. Uhl, General Partner
Aurora, CO  80011                        2790A West Riverwalk Circle
                                         Littleton, CO  80123

/S/ Robert L. Cohen                      /S/ Donald P. Uhl
----------------------------             ------------------------------------
Robert L. Cohen                          Donald P. Uhl
Chief Financial Officer                  General Partner

                                 PROMISSORY NOTE
                               EXTENSION AGREEMENT



Pursuant to the Promissory Note ("Note") dated November 8, 2000, In Store Media Systems Inc. ("ISMSI") a Nevada corporation located at 15423 East Batavia Drive, Aurora, Colorado, 80011 does hereby acknowledge receipt of One Hundred Eighty Thousand and 00/100 dollars ($180,000.00) which is a loan from PLDLC Family Limited Partnership ("PLDLC") whose address is 2760A West Riverwalk Circle, Littleton Colorado 80123.

WHEREAS, ISMSI does promise to repay PLDLC the principal amount, plus interest computed at an annual rate of 9.50% accrued on a monthly basis, upon closing a Stock Purchase Agreement in the amount of Two Hundred Thousand and 00/100 ($200,000) Dollars or on December 31, 2000, whichever comes first and;

WHEREAS, PLDLC may, at its sole discretion, extend the term for repayment in increments of 30 days and interest shall continue to accrue at the specified rate during any such extension.

NOW THEREFORE, PLDLC agrees to extend the due date of the Note plus all accrued interest to February 2, 2001, or until a Stock Purchase Agreement is closed, whichever comes first. In addition, the Note shall continue to accrue interest in accordance with the original terms of the Note through February 1, 2001.

In the event that ISMSI does not pay the Note and accrued interest as specified above, ISMSI agrees to pay default interest at the rate of one and one-half percent per month from the date of the maturity of the Note until it is paid in full, and to pay the reasonable costs of collection and attorney's fees.

Agreed this 1st day of January, 2001.

For In Store Media Systems               For PLDLC Family Limited Partnership
15423 E. Batavia Dr.                     Donald P. Uhl, General Partner
Aurora, CO  80011                        2790A West Riverwalk Circle
                                         Littleton, CO  80123


/S/ Robert L. Cohen                      /S/ Donald P. Uhl
----------------------------             ------------------------------------
Robert L. Cohen                          Donald P. Uhl
Chief Financial Officer                  General Partner

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